UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 20, 2020

ENVIRO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Idaho	000-30454	83-0266517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

821 NW 57th Place, Fort Lauderdale, Florida 33309

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (954) 958-6668

_______________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	not applicable	not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 20, 2020 Enviro Technologies, Inc., an Idaho corporation (the “Company”) held is 2020 Annual Meeting of Shareholders. At the Annual Meeting, the Company’s shareholders voted on six proposals, each of which was described in detail in the Company’s definitive proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on July 7, 2020 (the “Proxy Statement”). The following is a brief description of each matter voted upon and the results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

Proposal 1. Shareholders elected each of the two nominees to the Company’s Board of Directors to serve until the Company’s 2021 annual meeting of shareholders or until his respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Against	Broker Non-Votes
John A. DiBella	28,815,827	4,394,060	132,621
Raynard Veldman	30,515,117	2,694,770	132,621

Proposal 2. Shareholders ratified the selection of Liggett & Webb, P.A. to serve as the Company’s independent registered accounting firm for the year ending December 31, 2020. The voting results were as follows:

Votes For	Votes Against	Abstentions
33,315,366	27,000	142

Proposal 3. Shareholders approved Articles of Amendment to the Company’s Articles of Incorporation, as amended, which effects a ten for one reverse stock split of its outstanding common stock, eliminates the existing class of preferred stock and creates a new class of blank check preferred stock consisting of 5,000,000 shares. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,754,364	3,724,358	1,731,165	132,621

Proposal 4. Shareholders approved the reincorporation of the Company from the State of Idaho to the State of Florida. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,724,697	3,754,758	1,730,432	132,621

Proposal 5. Shareholders approved, on a non-binding advisory basis, a vote on the frequency of an advisory vote on executive compensation, of once every three years. The voting results were as follows:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
8,037,705	1,304,308	23,849,024	18,850	132,621

Proposal 6. Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,125,990	2,033,700	50,197	132,621

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enviro Technologies, Inc.

Date: August 21, 2020	By:	/s/ John A. DiBella
John A. DiBella, Chief Executive Officer